UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

THOR Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

2900 Independence Court,
Elkhart, Indiana	46514-8155
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (574) 970-7460

52700 Independence Court, Elkhart, Indiana, 46514-8155
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Indicate by check mark whether the registrant is in an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging Growth Company

If an emerging growth company, indicate by check if the registrant has elected not to use this extended transition period of complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

On March 24, 2026, the Board of Directors of THOR Industries, Inc. (the “Company”) declared a regular cash dividend of $0.52 per share of common stock, payable on April 20, 2026, to shareholders of record at the close of business on April 6, 2026.

A copy of the Company’s press release announcing the dividend is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number		Description

99.1		Copy of press release, dated March 24, 2026, issued by the Company
104		Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOR Industries, Inc.
Date:	March 24, 2026	By:	/s/ Trevor Gasper
		Name:	Trevor Gasper
		Title:	Senior Vice President, General Counsel and Secretary